CONVERTIBLE NOTE	12 Months Ended
Dec. 31, 2025
Debt Disclosure [Abstract]
CONVERTIBLE NOTE

12. CONVERTIBLE NOTE

On December 10, 2024, the Company entered into a securities purchase agreement (the “November 2024 SPA”) with Streeterville Capital, LLC, a Utah limited liability company (the “Investor”), pursuant to which the Company issued to the Investor (i) an unsecured convertible note (“Convertible Note”), in the principal amount of $1,635,000, bearing interest at a rate of 7% per annum and having a term of one year after the purchase price of the Convertible Note is delivered by the Investor to the Company with an aggregate original issue discount of US$135,000, and (ii) 850,000 shares of ordinary shares (“Pre-Delivery Shares”) of the Company in aggregate at a price of $0.001 per share, which is for pre-delivery and subject to the Company’s repurchase right upon repayment of the notes. The Investor has the right at any time beginning on the earlier of (a) the date that is six months after the purchase price of the Convertible Note is delivered by the Investor to the Company, and (b) the effective date of the registration statement on Form F-1 to register the Investor’s resale of conversion shares and Pre-Delivery Shares, until the Outstanding Balance (the principal amount plus accrued but unpaid interest, collection and enforcements costs incurred by Lender, transfer, stamp, issuance and similar taxes and fees related to Conversions, and any other fees or charges incurred under this Convertible Note as of any date of determination) has been paid in full, at its election, to convert all or any portion of the Outstanding Balance into ordinary shares at a conversion price equal to the lower of (a) 80% of the lowest volume weighted average price measured during the period of ten (10) trading days prior to the conversion; and (b) the fixed price of $4.00 per share, subject to the restriction of the floor price of $1.00 per share for the possible future conversions into ordinary shares. Upon the occurrence of an Event of Default, Holders may accelerate this Note with the Outstanding Balance becoming immediately due and payable in cash, and interest shall accrue on the Outstanding Balance beginning on the date the applicable Event of Default occurred at an interest rate equal to the lesser of 18% per annum or the maximum rate permitted under applicable law (“Default Interest”).

In addition, the Company may prepay all or a portion of the Convertible Note at any time by paying 110% of the Outstanding Balance elected for pre-payment. From the date of the issuance and sale of the Convertible Note and the Pre-Delivery Shares to the maturity date, the Company can extend the maturity date up to twice, for six months each time, and each exercise of this right will increase the Outstanding Balance by 5%. However, the Company can only exercise the right if: (i) for the first exercise, the Outstanding Balance is $750,000 or less, and for the second, it is $375,000 or less; (ii) no Trigger Event has occurred before the exercise date; (iii) the company has not received a non-qualification letter regarding any Nasdaq listing rule.

On December 13, 2024, the Company completed its issuance and sale of the note and issuance of Pre-Delivery Shares pursuant to the November 2024 SPA. The gross proceeds from the sale of the Convertible Note were $1,635,000, prior to deducting transaction fees and estimated expenses.

The Company has identified and evaluated the embedded features of the convertible notes, and concluded that (i) the Company call option, contingent interest features for event of default, the right to prepay, and event of delisting put option are clearly and closely related to the debt host instrument and, therefore, are not required to be bifurcated under ASC 815, (ii) the conversion right is eligible for a scope exception from derivative accounting and is not required to be bifurcated under ASC 815. Consequently, the Company accounts for the convertible notes as a liability following the respective guidance ASC 470.

12. CONVERTIBLE NOTE – continued

As Pre-delivery shares can be separately exercised, i.e. each can continue to exist unchanged when the other is exercised, the Company concluded that they were freestanding. The Pre-delivery Shares are considered a form of stock borrowing facility and are accounted for as own-share lending arrangement. The Company did not receive any proceeds or pay any consideration related to the Pre-delivery Shares, except that the Company received a one-time nominal fee of $850 upon the issuance of the Pre-delivery Shares and will pay the same amount to the investors upon the return of Pre-delivery Shares, respectively. The fair value of the 850,000 shares was based on the Nasdaq trading price on the issuance day, but was limited to the proceeds amount of $1,500,000. The Company accounted for the share lending arrangement as an issuance cost and recorded at fair value upon issuance date against additional paid-in capital of $1,499,150. Although legally issued, the Pre-delivery Shares were not considered outstanding and therefore excluded from basic and diluted loss per share unless default of the share lending arrangement occurs, at which time the Pre-delivery Shares would be included in the basic and diluted loss per share calculation.

In 2025, the Company completed the full settlement of its outstanding convertible debt through conversion into shares of its ordinary shares. Company issued 2,688,514 shares of Class A ordinary shares upon conversion of all outstanding principal of $1,635,000 and accrued interest of $52,108 (total $1,687,108), and the corresponding debt discount of $1,634,150 was amortized into interest expense.

The Company accounted for the conversion of its convertible debt in accordance with ASU 2020-06. Upon conversion, the carrying amount of the debt, including any unamortized discount or premium and deferred issuance costs, was derecognized.

The amortized cost of the Convertible Note consisted of the following:

Convertible Note Principal- Issued in November 2024	$1,635,000
Debt issuance discount	(135,000)
Debt discount of fair value for pre-delivery Shares	(1,499,150)
Interest accrued in 2024	11,970
Convertible Notes Principal and accrued interest as of December 31, 2024	12,820
Interest accrued in 2025	40,137
Accrued interest paid upon conversion	(52,107)
Debt principal paid upon conversion	(1,635,000)
Amortization of debt discount upon conversion	1,634,150
Convertible Notes Principal and accrued interest as of December 31, 2025	$-